SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934






        Date of Report (Date of earliest event reported) August 15, 2003







                            PENN-AMERICA GROUP, INC.
                            ------------------------
            (Exact name of registration as specified in this charter)







         Pennsylvania                   0-22316             23-2731409
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(State or other jurisdiction of    (Commission File       (I.R.S. Employer
incorporation or organization)         Number)            Identification No.)



420 S. York Road, Hatboro, Pennsylvania                      19040
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(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                       -------------

Items 1-8.  None

Item 9.  Regulation FD Disclosure

On August 15, the Company, through its wholly owned insurance company subsidiaries, Penn-America Insurance Company and Penn-Star Insurance Company, filed Quarterly Statements with the Department of Insurance of Pennsylvania, their state of domicile, departments of insurance in other states where the Company does business, and with the National Association of Insurance Commissioners (the "NAIC").

The Company wishes to inform all interested parties that the Quarterly Statements are available from:

Pennsylvania Department of Insurance
1345 Strawberry Square
Harrisburg, PA  17120
Attn:  Kaushik Patel
(717) 787-5890

Penn-America Group, Inc.
420 S. York Road
Hatboro, PA  19040
Attn:  Stacey Manzo
(215) 443-3600

or from the Company's website:  www.penn-america.com
                                --------------------



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PENN-AMERICA GROUP, INC.



Date:  August 15, 2003
                                                 BY: /s/ Garland P. Pezzuolo
                                                 ---------------------------
                                                 Garland P. Pezzuolo
                                                 (Vice President, Secretary and
                                                 General Counsel)